UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

                          ----------------------------


                                 FORM-8K/Amended

                 Current Report Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act 1934

        Date of Report (date of earliest event reported): April 30, 1997

                               APACHE GROUP, INC.

             (Exact name of registrant as specified in its charter)

           Florida                                              65-023-2181
-------------------------------                             ------------------
(State or other jurisdiction of                               (IRS Employer
incorporation or organization)                              Identification No.)


                                   33-43417-A
                            ------------------------
                            (Commission File Number)

           P.O. Box 801910
              Miami, FL                                            33280-1910
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


        Registrant's telephone number, including area code: (305) 933-3678
                                       ---------

ITEM 3.    BANKRUPTCY OF RECEIVERSHIP




Fort Apache Marine Group has ceased operations of its 2 (two) subsidiaries as of April 1997.

It has filed chapter 7 bankruptcy on June 4, 1997, case number 97-14438.



SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


APACHE GROUP, INC.

Dated:   June 4, 1997


By  /s/ Marc A. Osheroff
------------------------
Marc A. Osheroff
Chief Executive Officer